UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2023

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2023, Jeff Dyer, a member of the Board of Directors of PolarityTE, Inc. (the “Company”), informed the Company of his decision to resign from the Company’s Board of Directors (the “Board”) effective immediately. Mr. Dyer’s resignation was not due to any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices. At the time of his resignation, Mr. Dyer served on the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Item 8.01. Other Items.

Amendment to Asset Purchase Agreement

As previously disclosed, on June 6, 2023, PolarityTE, Inc., a Delaware corporation (the “Company”), and its subsidiaries, PolarityTE, Inc., a Nevada Corporation (“PTE Nevada”), and PolarityTE MD, Inc., a Nevada corporation (“PTE MD” and together with the Company and PTE Nevada, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Utah (the “Bankruptcy Court”). On June 6, 2023, prior to the filing of the Chapter 11 Cases, the Company, PTE Nevada, and PTE MD entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with Grander Acquisition LLC, a Delaware limited liability company (“Grander Acquisition”), pursuant to which Grander Acquisition agreed to purchase substantially all of the assets of the Company, PTE Nevada, and PTE MD for approximately $6.5 million, less the amount of debtor-in-possession financing outstanding at closing, if any, subject to certain exceptions, and plus the assumption of assumed liabilities.

On July 26, 2023, the Debtors and Grander Acquisition entered into an amendment of the Asset Purchase Agreement (the “Amendment”). The Amendment updates certain lists of contracts and receivables subject to purchase by Grander Acquisition, updates certain sections of the disclosure schedules and revises the closing deadline to no later than the later of (i) the second business day after satisfaction or waiver of all conditions to closing and (ii) August 15, 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.2 hereto and incorporated by reference herein. The Asset Purchase Agreement as amended by the Amendment is hereinafter referred to as the “Purchase Agreement.”

Sale Order

On July 31, 2023, the Bankruptcy Court entered an order (the “Sale Order”) approving and authorizing the acquisition of substantially all of the assets of the Company, PTE Nevada, and PTE MD, including the assignment and assumption of certain contracts, as provided for in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Debtors will sell and assign to Grander Acquisition substantially all of the assets of the Debtors. The Purchase Agreement contains customary representations and warranties of the parties, and the closing of the transaction is subject to a number of customary conditions, which, among others, include, the performance by each party of its obligations under the Purchase Agreement and the material accuracy of each party’s representations. The Purchase Agreement also contains certain termination rights for both the Debtors and Grander Acquisition. The transaction is expected to close on or before August 15, 2023.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement and Amendment, copies of which are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

Cautionary Note Regarding Trading in the Company’s Securities

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Company expects that the currently outstanding shares of its common stock will be eventually cancelled and extinguished by the Bankruptcy Court. The holders of the Company’s common stock may not receive any proceeds from the sale of substantially all of the Company’s assets due to the Company’s obligations to creditors and others. As a result, the Company expects that its currently outstanding stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and the Company’s future financial operations. These forward-looking statements are based on current expectations, estimates and projections about the business of the Company, including, but not limited to expectations regarding the Asset Purchase Agreement, and the Chapter 11 Cases. These statements are based upon management’s current belief and certain assumptions made by management. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to, the potential adverse impact of the bankruptcy filings on our business, financial condition and results of operations, including our ability to maintain contracts that are critical to our business; our ability to retain employees necessary to continue operating our business, including clinical trials, while the Chapter 11 Cases are pending; the actions and decisions of our creditors and other third parties with interests in the Chapter 11 Cases; our ability to maintain liquidity to fund our operations during the Chapter 11 Cases; our ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Cases; our ability to consummate any transactions approved by the Bankruptcy Court and the time to consummation of such transactions; the timing and amount, if any, of distributions to the Company’s stockholders; and competitive, economic, legal, political and technological factors affecting our industry, operations, markets, products and pricing. Readers should carefully review the risk factors and the information that could materially affect our financial results, described in our Annual Report on Form 10-K for the year period ended December 31, 2022 and other reports filed with the Securities and Exchange Commission. Readers are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of June 6, 2023, by and between the Company, the Company’s subsidiaries party thereto, and Grander Acquisition LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 333-32404) filed with the Securities Exchange Commission on June 6, 2023).
2.2*	Amendment to the Asset Purchase Agreement, dated as of July 26, 2023, by and between the Debtors and Grander Acquisition.
104	Cover Page Interactive Data File, formatted in Inline XBRL

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: August 1, 2023	/s/ Jacob Patterson
Jacob Patterson
Chief Financial Officer